Exhibit 10.1

THIS PROMISSORY NOTE (THIS “NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), APPLICABLE STATE SECURITIES LAWS, OR APPLICABLE LAWS OF ANY FOREIGN JURISDICTION. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, RENOUNCED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND IN THE ABSENCE OF COMPLIANCE WITH APPLICABLE LAWS OF ANY FOREIGN JURISDICTION, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

PROMISSORY NOTE

$2/25/2015

FOR VALUE RECEIVED, InterCloud Systems, Inc., a Delaware corporation with a place of business at 1030 Broad Street, Suite 102, Shrewsbury, New Jersey 07702 (“Company”), promises to pay to the order of ___________, together with its assignees, transferees and successors in interest (collectively, “Holder”), in lawful money of the United States of America the principal sum of ___________ Dollars ($ ), together with 3% interest per annum on such principal sum (the “Interest Rate”). All unpaid principal, together with any accrued and unpaid interest, and all expenses, fees and other amounts payable hereunder, shall be due and payable on the earliest of: the Maturity Date, as defined below or (ii) the date on which such amounts are due and payable upon or after the occurrence of an Event of Default, as defined below, provided that prior to repaying this Note, the Company shall obtain from Holder the written statement of whether Holder chooses to be repaid or waive such default (in which case the Note would remain outstanding). The Maturity Date for this Note (the “Maturity Date”) shall initially be January 1, 2018.

This Note is subject to the terms, conditions and provisions set forth below:

1.             Definitions. As used in this Note, the following capitalized terms have the following meanings:

“Common Stock” means Company’s issued and outstanding common stock as registered under the Securities Act and traded on any Trading Market.

“Event of Default” has the meaning given in Section 4 hereof.

1

“Fundamental Transaction” means any transaction or series of related transactions whereby the Company, directly or indirectly, effects a (i) merger or consolidation of the Company with or into another Person, (ii) sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets, (iii) purchase offer, tender offer or exchange offer (whether by the Company or another Person) that is completed pursuant to which holders of shares of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property, (iv) reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which all outstanding shares of Common Stock are effectively converted into or exchanged for other securities, cash or property, or (v) consummation of the transactions contemplated by a stock or securities purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination).

“Maximum Rate” has the meaning given in Section 2 hereof.

“New Note” has the meaning given in Section 8 hereof.

“Note Register” has the meaning given in Section 8 hereof.

“Obligations” shall mean and include any and all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Company to Holder of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Note.

“Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

“Securities Act” means the Securities Act of 1933, as amended.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not quoted on a Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets, LLC (or any similar organization or agency succeeding to its functions of reporting prices).

“Trading Market” means whichever of the New York Stock Exchange, the NYSE AMEX, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

2

2.             Interest; Maximum Rate. Interest on this Note shall accrue at the Interest Rate, beginning on the date hereof, and be payable upon the Maturity Date. Any amounts not paid when due under this Note shall accrue interest at the rate of 20% per annum until such past due amounts have been paid in full. It is expressly agreed and provided that the total liability of Company under this Note for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that Company may be obligated to pay under this Note exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to this Note is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to this Note from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by Company to Holder with respect to indebtedness evidenced by this Note, such excess shall be applied by Holder to all other unpaid portions of the Obligations or be refunded to Company at the election of Holder.

3.             No Prepayment; Order of Payments. This Note may be prepaid in full or in part at any time and without the prior written consent of Holder. All payments received hereunder shall be applied first to the payment of accrued interest and any fees or expenses payable hereunder and the balance applied to the unpaid principal balance then outstanding.

4.             Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(a)                Failure to Pay. Company shall fail to pay when due any principal, interest, expenses, fees and other amounts payable hereunder on the applicable due date;

(b)               Failure to Perform. Company shall fail to perform any of its obligations under this Note when due;

(c)               Breach. Any of the representations made by Company in this Note shall be false or misleading in any material respect;

(d)               Change of Control. Company (i) shall initiate or participate in any Fundamental Transactions or (ii) is subject to the acquisition in one or more related transactions by any Person or “group” of Persons (as such term is defined in Section 13(d) and 14(d) of the Act, and the related regulations) who have expressed intent to acquire more than 50% of the total voting power of outstanding voting securities of Company;

(e)               No Listing. Shares of Common Stock shall not be listed or quoted or are otherwise suspended from trading on a Trading Market for a period of five consecutive Trading Days;

(f)               Voluntary Bankruptcy or Insolvency Proceedings. Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, including without limitation, any assignment for the benefit of its creditors or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it;

(g)               Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 45 days of commencement.

3

5.             Rights of Holder upon Default. Upon the occurrence and during the continuance of an Event of Default, Holder may, by written notice to Company, declare all outstanding Obligations due hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. In addition to the foregoing remedies, upon the occurrence of any Event of Default, Holder may exercise any other right power or remedy permitted to it by law, either by suit in equity or by action at law, or both. Upon the occurrence of any Event of Default, Holder may in its sole discretion choose to waive such default and keep this Note outstanding pursuant to its terms herein.

6.            Note Registration; New Notes for Transfers. Company shall register this Note upon records maintained by Company for that purpose (the “Note Register”) in the name of Holder. Company may deem and treat Holder as the absolute owner hereof for all other purposes, absent actual notice to the contrary from Holder.

7.             Representations and Warranties of Company. Company represents and warrants to Holder that:

(a)                Due Incorporation, Qualification, etc. Company (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware;

(ii)   has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a material adverse effect on the assets, liabilities, condition (financial or otherwise) or business of Company.

(a)                Authority. The execution, delivery and performance by Company of this Note and the consummation of the transactions contemplated hereby: (i) are within the power of Company; and (ii) have been duly authorized by all necessary actions on the part of Company.

(b)               Enforceability. This Note has been duly executed and delivered by Company and constitutes a legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(c)                Private Sale. Assuming that Holder has purchased this Note for investment purposes and not with a view to its distribution, the issuance of this Note does not require registration under the Securities Act or any state securities laws.

(d)               Issuance of Note. Neither the issuance nor the delivery of this Note is subject to any preemptive right of any stockholder of Company or to any right of first refusal or other similar right in favor of any person or entity which has not been waived.

4

(e)                Governmental Approvals. Company is not required to obtain any order, consent, approval or authorization of, or to make any declaration or filing with, any governmental agency (including under any state securities or “blue sky” laws) in connection with the execution and delivery of this Note, or the consummation of the transactions contemplated hereby.

(f)                Financial Condition. Company is not entering into the arrangements contemplated by this Note with actual intent to hinder, delay or defraud either present or future creditors. On the date hereof on a pro forma basis after giving effect to the transactions contemplated and to all debts incurred or to be created in connection herewith, the present fair salable value of the assets of Company (on a going concern basis) will exceed the probable liabilities of Company on its debts (including its contingent obligations).

8.            Waiver and Amendment; Entire Agreement. No provision of this Note may be amended, waived or modified except upon the written consent of Company and Holder. No failure on the part of Holder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder by Holder preclude any other or further exercise thereof or the exercise of any other right. This Note constitutes the entire agreement of Company and Holder with respect to the matters set forth herein.

9.            Assignment. Neither this Note nor any rights or obligations of Company hereunder may be assigned, conveyed or transferred, in whole or in part other than as set forth in this Note. The rights and obligations of Company and Holder under this Note shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

10.          Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via email to the email address specified in this Section prior to 5:00 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via email to the email address specified in this Section on a day that is not a Trading Day or later than 5:00 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to Company, to InterCloud Systems, Inc., 1030 Broad Street, Shrewsbury, NJ 07702, Attention: Timothy A. Larkin, email address: tlarkin@intercloudsys.com, and (ii) if to Holder, to the address or email address appearing on Company’s shareholder records or Note Register or such other address as Holder may provide to Company in accordance with this Section 14, with a mandatory copy of any notice to Holder not sent by email to be simultaneously emailed to the email address of Holder appearing on the Company’s Note Register with a simultaneous cc by email to:mfdurfee@gmail.com.

11.           Fees and Expenses. Company agrees to pay to Holder, in addition to the principal amount due hereunder, all fees and expenses (including court costs and legal fees and expenses) incurred or expended by Holder in connection with the negotiation, administration and enforcement of this Note.

5

12.           Waiver of Jury Trial. COMPANY, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY HEREBY IRREVOCABLY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING OUT OF THIS NOTE AND THE TRANSACTIONS CONTEMPLATED HEREUNDER.

13.           Headings. The headings herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof

14.           Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

15.           Governing Law; Jurisdiction. The provisions of this Note shall be governed by and construed in accordance with the laws of the State of New Jersey without reference to conflict of law provisions. Any action or proceeding in connection with this Agreement shall be brought in any court of record of the State of New Jersey or the United States in such state, and the parties hereto irrevocably consent to and confer personal jurisdiction of such court over them by such court.

Signatures appear on the following page

6

IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

INTERCLOUD SYSTEMS, INC.

By:
Name
Title